UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 29, 2026

Xcel Energy Inc.
(Exact name of registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation)

001-3034			41-0448030
(Commission File Number)			(IRS Employer Identification No.)

414 Nicollet Mall	Minneapolis	Minnesota	55401
(Address of Principal Executive Offices)			(Zip Code)

612	330-5500
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2.50 par value per share	XEL	Nasdaq Stock Market LLC
6.25% Junior Subordinated Notes due 2085	XELLL	Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of New Director

On July 29, 2026, the Board of Directors (the “Board”) of Xcel Energy Inc. (“Xcel Energy”) elected Peter Carter, 63, to begin serving on the Board effective immediately for a term expiring at the Xcel Energy 2027 Annual Meeting of Shareholders. Mr. Carter was also appointed to serve on the Board’s Audit Committee and Governance, Compensation and Nominating Committee. The Board determined that Mr. Carter is independent and meets the applicable director independence requirements of the Nasdaq Stock Market LLC and Xcel Energy’s director independence standards. In connection with the election of Mr. Carter, the Board increased the number of Xcel Energy directors from 10 to 11 pursuant to Xcel Energy’s Bylaws.

Since April 2026, Mr. Carter has served as President of Delta Air Lines, Inc., a global airline company headquartered in Atlanta, Georgia (“Delta”). Prior to that, he served as Delta’s Executive Vice President, Chief External Affairs Officer from October 2022 to April 2026 and as Executive Vice President, Chief Legal Officer from 2015 to October 2022. From 1999 to 2015, Mr. Carter was a Partner at the Dorsey & Whitney LLP law firm.

Mr. Carter will receive compensation for his Board service consistent with the compensation received by Xcel Energy’s other non-employee directors as disclosed in the Summary of Non-Employee Director Compensation, approved on May 20, 2026, filed as Exhibit 10.01 hereto and incorporated herein by reference. Mr. Carter’s compensation will be prorated from the commencement of his service on the Board to the date of the 2027 Annual Meeting of Shareholders. Except for the foregoing compensation arrangement, there is no arrangement or understanding between Mr. Carter and any other person pursuant to which Mr. Carter was elected as a director. There are no related person transactions involving Mr. Carter that are reportable under Item 404(a) of Regulation S‑K.

A copy of the press release announcing Mr. Carter’s election to the Board is filed as Exhibit 99.01 hereto.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits

Exhibit	Description
10.01	Summary of Non-Employee Director Compensation, approved on May 20, 2026
99.01	Press Release dated July 29, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 29, 2026	Xcel Energy Inc. (a Minnesota corporation)

/s/ AMY SCHNEIDER
Amy Schneider
Vice President, Corporate Secretary and Securities